                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement         [ ]  Confidential, for use of the
[X]  Definitive proxy statement               Commission only (as permitted by
[ ]  Definitive additional materials          Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to Rule 14a-11(C)or Rule 14a-12


                        AVANT IMMUNOTHERAPEUTICS, INC.
        -----------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     ---------------------------------------------------------------------------
     (2) Form, schedule or registration statement number:

     ---------------------------------------------------------------------------
     (3) Filing party:

     ---------------------------------------------------------------------------
     (4) Date filed:

     ---------------------------------------------------------------------------

[GRAPHIC OMITTED]




                                                                  April 1, 2002



Dear Stockholder:



     You are cordially invited to attend the annual meeting of stockholders of AVANT Immunotherapeutics, Inc. This year's meeting will be held on Wednesday, May 8, 2002 at 2:00 p.m., local time, at our offices located at 119 Fourth Avenue, Needham, Massachusetts.


     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of AVANT by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting we will review our operations, report on 2001 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.


     Your vote is important. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it as promptly as possible or vote electronically via the Internet or by telephone. The enclosed proxy card contains instructions regarding voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.


   We look forward to seeing you at the meeting.



                                                  Sincerely,
[GRAPHIC OMITTED]




                                                  J. Barrie Ward, Ph.D
                                                  Chairman of the Board

[GRAPHIC OMITTED]




                         AVANT Immunotherapeutics, Inc.
                               119 Fourth Avenue
                               Needham, MA 02494
                           -------------------------
                    Notice of Annual Meeting of Stockholders

                           -------------------------
     The annual meeting of stockholders of AVANT Immunotherapeutics, Inc. will be held at 2:00 p.m. on May 8, 2002, at our offices located at 119 Fourth Avenue, Needham, Massachusetts, for the following purposes:

   1. To amend the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan (the "Plan"), as described herein.

   2. To elect seven directors to serve until the 2003 annual meeting of stockholders and until their successors are duly elected and qualified.

   3. To transact any other business which may properly come before the meeting.

     Stockholders of record at the close of business on March 15, 2002 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Stockholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. If you would like to vote electronically via the Internet or by telephone, please follow the instructions on the proxy card. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

     A copy of our annual report to stockholders for the fiscal year ended December 31, 2001 is being mailed to you with this notice and proxy statement.

                                              By Order of the Board of Directors
[GRAPHIC OMITTED]



                                              /s/   Avery W. Catlin
                                              ----------------------------------
                                              AVERY W. CATLIN
                                              Secretary



Needham, Massachusetts
April 1, 2002


                            YOUR VOTE IS IMPORTANT.

--------------------------------------------------------------------------------
 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE ELECTRONICALLY OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                       Page
                                                                                       ----
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING .......................................   1
 What is the purpose of the annual meeting? ..........................................   1
 Who is entitled to vote? ............................................................   1
 Can I attend the meeting? ...........................................................   1
 What constitutes a quorum? ..........................................................   1
 How do I vote? ......................................................................   2
 Will other matters be voted on at the annual meeting? ...............................   2
 Can I revoke my proxy instructions? .................................................   2
 What other information should I review before voting? ...............................   2
PROPOSAL 1: AMENDMENT OF 1999 STOCK OPTION AND INCENTIVE PLAN ........................   3
 Proposal ............................................................................   3
 Reasons for Amendment ...............................................................   3
 Summary of the 1999 Plan ............................................................   3
 New 1999 Plan Benefits ..............................................................   6
 Tax Aspects under the U.S. Internal Revenue Code ....................................   6
 Vote Required .......................................................................   7
 Recommendation ......................................................................   7
PROPOSAL 2: ELECTION OF DIRECTORS ....................................................   7
 Introduction ........................................................................   7
 Vote Required .......................................................................   7
 Recommendation ......................................................................   7
 Information Regarding the Nominees and Executive Officers ...........................   8
 The Board of Directors and Its Committees ...........................................   9
 Section 16(a) Beneficial Ownership Reporting Compliance .............................  10
 Certain Relationships and Related Transactions ......................................  10
PRINCIPAL AND MANAGEMENT STOCKHOLDERS ................................................  10
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS .....................................  13
 Director Compensation ...............................................................  13
 Executive Compensation ..............................................................  13
 Summary Compensation Table ..........................................................  13
 Options Granted in Last Fiscal Year .................................................  14
 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values ...  14
 Employment Contracts, Termination of Employment and Change-of-Control Arrangements ..  14
REPORT OF THE COMPENSATION COMMITTEE .................................................  15
 Compensation Committee Interlocks and Insider Participation .........................  16
REPORT OF THE AUDIT COMMITTEE ........................................................  16
INDEPENDENT ACCOUNTANTS ..............................................................  17
 Audit Fees ..........................................................................  17
 Financial Information Systems Design and Implementation Fees ........................  17
 All Other Fees ......................................................................  17
STOCK PERFORMANCE GRAPH ..............................................................  18
OTHER MATTERS ........................................................................  19
 Expenses of Solicitation ............................................................  19
 Stockholder Proposals for 2003 Annual Meeting .......................................  19

[GRAPHIC OMITTED]




                                                                   April 1, 2002


                        AVANT IMMUNOTHERAPEUTICS, INC.
                               119 Fourth Avenue
                          Needham, Massachusetts 02494
                           -------------------------
                                PROXY STATEMENT

                           -------------------------
     This proxy statement is furnished to the holders of common stock, par value $.001 per share, of AVANT Immunotherapeutics, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of AVANT for the 2002 annual meeting of stockholders to be held at our offices located at 119 Fourth Avenue, Needham, Massachusetts on May 8, 2002, and at any adjournments or postponements thereof. This proxy statement and the accompanying notice of annual meeting of stockholders and proxy card are first being mailed to stockholders on or about April 1, 2002.


                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING


What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the amendment of the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan and the election of directors.


Who is entitled to vote?

     If our records show that you are a stockholder as of the close of business on March 15, 2002, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.


Can I attend the meeting?

     All stockholders of record of shares of common stock of AVANT at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver's license or passport.


What constitutes a quorum?

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 60,458,397 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

     Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder. If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by AVANT.

     Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your common shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

     Vote by Mail. If you would like to vote by mail, mark your proxy card, sign and date it, and return it to ADP Financial Services, Inc. in the postage-paid envelope provided.

     Vote in Person. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

     Vote by Telephone. If you hold your common shares in your own name as holder of record, you may vote by telephone by calling the toll-free number listed on the accompanying proxy card. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 7, 2002. When you call you will receive a series of voice instructions which will allow you to vote your common shares. A control number, located above the registration line of your proxy card, verifies your identity as a stockholder and allows you to vote your common shares and confirm that your voting instructions have been recorded properly. If you vote by telephone, you do not need to return your proxy card.

     Vote by Internet. You also have the option to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 7, 2002. As with telephone voting, you will be given the opportunity to confirm that your voting instructions have been properly recorded. If you vote by Internet, you do not need to return your proxy card.


Will other matters be voted on at the annual meeting?

     We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.


Can I revoke my proxy instructions?

     You may revoke your proxy at any time before it has been exercised by:

    o filing a written revocation with the Secretary of AVANT at the address set forth below;

    o  filing a duly executed proxy bearing a later date; or

    o  appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.


What other information should I review before voting?

     For your review, our 2001 annual report, including financial statements for the fiscal year ended December 31, 2001, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements and the financial statement schedule, may be obtained without charge by writing to the Secretary of AVANT at the following address: 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

         PROPOSAL 1: AMENDMENT OF 1999 STOCK OPTION AND INCENTIVE PLAN


Proposal

     In February 2002, our Board of Directors voted to amend the 1999 Stock Option and Incentive Plan (the "1999 Plan") effective as of May 8, 2002, and is recommending this amendment to our stockholders for approval.

     The amendment to the 1999 Plan would authorize the Company to issue up to an additional 1,500,000 shares of common stock pursuant to various stock incentive awards under the 1999 Plan, bringing the total reserved shares authorized to be issued under the 1999 Plan (including previously issued shares of restricted stock and shares issuable under outstanding options) from 2,000,000 shares to 3,500,000 shares. No more than 500,000 shares of common stock will be available for grants in the form of unrestricted stock awards, restricted stock awards and performance share awards. The number of shares of common stock reserved for issuance under the 1999 Plan is subject to adjustment for stock splits, stock dividends and similar events.

     Based solely on the closing price of common stock as reported on the NASDAQ National Market on March 15, 2002 of $1.69 per share, the maximum aggregate market value of the additional 1,500,000 shares of common stock reserved for issuance under the 1999 Plan would be $2,535,000.

     The amendment to the 1999 Plan will become effective only if Proposal 1 is approved by our stockholders.


Reasons for Amendment

     Our Board of Directors believes that stock options and other stock-based awards play an important roll in the success of the Company by encouraging and enabling the officers and other employees of the Company and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the 1999 Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The amendment to the 1999 Plan is necessary to provide for an adequate number of shares of common stock available for grant under the 1999 Plan. Accordingly, our Board of Directors has voted, subject to shareholder approval, to amend the 1999 Plan.


Summary of the 1999 Plan

     The following description of the material terms of the 1999 Plan is intended to be a summary only and does not describe every provision of the 1999 Plan. This summary is qualified in its entirety by the full text of the 1999 Plan.

     1999 Plan Administration. The 1999 Plan provides for administration by a committee of not fewer than two non-employee directors (the "Administrator"), as appointed by our Board of Directors from time to time.

     The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1999 Plan. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

     Eligibility and Limitations on Grants. All officers, employees, directors and other key persons of the Company are eligible to participate in the 1999 Plan, subject to the discretion of the Administrator. In no event may any one participant receive options or stock appreciation rights with respect to more than

500,000 shares of common stock (subject to adjustment for stock splits and similar events) during any one calendar year period. In addition, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 250,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle. The number of individuals potentially eligible to participate in the 1999 Plan is approximately 80 persons.

     Stock Options. Options granted under the 1999 Plan may be either Incentive Stock Options ("Incentive Options") (within the meaning of Section 422 of the
Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the 1999 Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors and other key persons.

     Other Option Terms. The Administrator has authority to determine the terms of options granted under the 1999 Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the option grant.

     The term of each option will be fixed by the Administrator and may not exceed ten years from date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 1999 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 1999 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

     Options granted under the 1999 Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock which are not then subject to restrictions under any Company stock plan, which have been held by the optionee for at least six months or were purchased on the open market, and which have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

     At the discretion of the Administrator, stock options granted under the 1999 Plan may include a "re-load" feature pursuant to which an optionee exercising an option by the delivery of shares of common stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the common stock on the date the additional stock option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

     To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Stock Options Granted to Non-Employee Directors. The 1999 Plan provides for the automatic grant of Non-Qualified Options to non-employee directors. Each non-employee director who is serving as a director of the Company on the fifth business day after each annual meeting of stockholders will automatically be granted on such day a Non-Qualified Option to acquire 10,000 shares of common stock. The exercise price of each such Non-Qualified Option is the fair market value of common stock on the date of grant. Each such Non-Qualified Option is exercisable on the first anniversary of the grant date. Such Non-Qualified Options will expire ten years from the date of grant. The Administrator may also make discretionary grants of Non-Qualified Options to non-employee directors.

     Stock Appreciation Rights. The Administrator may award a stock appreciation right ("SAR") either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding SAR, the price per share specified in such right) times the number of shares of common stock with respect to which the SAR is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator.

     Restricted Stock Awards. The Administrator may grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. The purchase price of shares of restricted stock will be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock. In addition, restricted stock may be granted to any participant by the Administrator in lieu of cash compensation due to such participant.

     Unrestricted Stock Awards. The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of common stock which are free from any restrictions under the 1999 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

     Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 1999 Plan may be paid currently or be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

     Deferred Stock Awards. The Administrator may also award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights. Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

     Performance Share Awards. The Administrator may grant performance share awards to any participant which entitles the recipient to receive shares of common stock upon the achievement of individual or company performance goals and such other conditions as the Administrator shall determine.

     Tax Withholding. Participants under the 1999 Plan are responsible for the payment of any federal, state or local taxes which we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

     Change of Control Provisions. The 1999 Plan provides that in the event of a "change of control" as defined in the 1999 Plan, all stock options, SARs and dividend equivalent rights will automatically become fully exercisable. The restrictions and conditions on all other awards will automatically be deemed waived.

     Adjustments for Stock Dividends, Mergers, etc. The 1999 Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 1999 Plan and to any outstanding stock options and SARs to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, the 1999 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding of outstanding stock options or awards. Before any outstanding stock options and awards will terminate, the option holder will have an opportunity to exercise all outstanding options, and holders of all other awards will a cash or in kind payment of such appropriate consideration as determined by the Administrator in its sole discretion after taking into account the consideration payable per share of common stock pursuant to the business combination.

     Amendments and Termination. Our Board of Directors may at any time amend or discontinue the 1999 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the 1999 Plan qualify as Incentive Options or that compensation earned under stock options granted under the 1999 Plan qualify as performance-based compensation under the Code, 1999 Plan amendments shall be subject to approval by our stockholders.

     Repricing Awards. Without the prior approval of our stockholders, the exercise price of any stock options or SARs may not be reduced after the date of the award, other than to appropriately reflect changes in the capital structure of the Company.


New 1999 Plan Benefits

     No grants have been made with respect to the additional shares of common stock to be reserved for issuance under the 1999 Plan. The number of shares of common stock that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.


Tax Aspects under the U.S. Internal Revenue Code

     The following is a summary of the principal federal income tax consequences of transactions under the 1999 Plan. It does not describe all federal tax consequences under the 1999 Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

     Non-Qualified Options. With respect to Non-Qualified Options under the 1999 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock.

     Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on the Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 1999 Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code).


Vote Required

     A quorum must be present and the holders of a majority of shares present or represented by proxy and entitled to vote and voting on such matter must vote in favor of approval of the amendment to the 1999 Plan.


Recommendation

     Our Board of Directors unanimously recommends a vote FOR the approval of the amendment to the 1999 Plan.


                       PROPOSAL 2: ELECTION OF DIRECTORS


Introduction

     Seven directors, constituting the entire Board of Directors, are to be elected at the annual meeting. Each of the nominees listed below is currently a director of AVANT and has consented to be nominated and to serve if elected. In the event that a vacancy may occur during the year, such vacancy may be filled by the Board of Directors for the remainder of the full term. All nominees will be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee.


Vote Required

     Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as "yes votes"; votes that are withheld from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.


Recommendation

     The Board of Directors unanimously recommends a vote FOR their nominees. Proxies solicited by the Board will be voted FOR each of the nominees unless instructions to withhold or to the contrary are given.

Information Regarding the Nominees and Executive Officers

     The following table sets forth the nominees for the Board of Directors, their ages and the year in which each first became a director.




                                                  Year First
     Nominee                            Age     Became Director
     -------                           -----   ----------------
     J. Barrie Ward, Ph.D. ..........   63           1998
     Una S. Ryan, Ph.D. .............   60           1996
     Frederick W. Kyle ..............   69           1998
     Thomas R. Ostermueller .........   53           1994
     Harry H. Penner, Jr. ...........   56           1997
     Peter A. Sears .................   63           1999
     Karen Shoos Lipton .............   48           2001

     The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting and the executive officers who are not directors, based on information furnished to AVANT by each nominee and executive officer. The following information is correct as of March 01, 2002.


  Nominees for Election as Directors

     J. Barrie Ward, Ph.D. Dr. Ward has served as Chairman of the Board of Directors of AVANT since August 1998. Currently Dr. Ward is Chief Executive Officer of KuDOS Pharmaceuticals Ltd. in Cambridge, England. Previously, he was Chairman of the Board of Directors and Chief Executive Officer of Virus Research Institute, Inc. from July 1994 to August 1998. From 1984 to 1994, Dr. Ward was Director of the Microbiology Division of Glaxo Research and Development Ltd. He currently serves as Chairman of the Board of Directors of Sense Proteomics Ltd.

     Una S. Ryan, Ph.D. Dr. Ryan has been Chief Executive Officer of AVANT since August 1996 and President, Chief Operating Officer and a director of AVANT since May 1996. Dr. Ryan joined us as Vice President, Research and Chief Scientific Officer in May 1993. She is also Research Professor of Medicine at the Whitaker Cardiovascular Institute of the Boston University School of Medicine. Prior to joining AVANT, Dr. Ryan was Director of Health Sciences at Monsanto Company from January 1990 to November 1992 and Research Professor of Surgery, Medicine and Cell Biology at Washington University School of Medicine from 1990 to 1993. Dr. Ryan is a member of the Governing Body of Biotechnology Industry Organization's (BIO) Emerging Companies Section and serves on the Board of BIO and the Massachusetts Biotechnology Council. She is currently a director of U.S. Biosystems, Inc. and IQUUM, Inc.

     Frederick W. Kyle. Mr. Kyle has been a director since August 1998. He was a director of VRI from July 1996 to August 1998. He has been a consultant to companies in the healthcare field since January 1994. From December 1991 until January 1994 he was Senior Vice President of the American Red Cross. For eleven years prior to that he was with SmithKline Beecham Pharmaceuticals (now GlaxoSmithKline), most recently as President of Worldwide Pharmaceutical Operations and as a member of the Board of Directors of SmithKline Beecham plc. He is currently a director of Computerized Medical Systems, Inc., Arrail Dental Limited and Cytometrics, Inc.

     Thomas R. Ostermueller. Mr. Ostermueller has been a director since May 1994. He is currently an Independent Management Consultant, having previously served as a Management Consultant with A.T. Kearney, Inc. from March 1998 to February 2002. Previously, he served as President, Chief Executive Officer and a director of V.I. Technologies, Inc. from February 1995 to September 1997, and Executive Vice President, Chief Operating Officer and member of the Board of Trustees of the New York Blood Center from February 1993 to 1995. He was Executive Vice President of the Mead Johnson Nutritional Group, Bristol-Myers Squibb from 1990 to 1993, and Vice President of Bristol-Myers from July 1988 until 1990.

     Harry H. Penner, Jr. Mr. Penner has been a director since January 1997. He is currently President and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new biotechnology companies. In December 2001, he was appointed BioScience Advisor to the Governor and the State of Connecticut. From 1993 to 2001 he was President, Chief Executive Officer and a director of Neurogen Corporation. Previously, he served as Executive Vice President of Novo Nordisk A/S and President of Novo Nordisk of North America, Inc. from 1988 to 1993. From 1985 to 1988 he was Executive Vice President and General Counsel of Novo Nordisk A/S. He has served as Chairman of the Board of Directors for the Connecticut Technology Council, Co-Chairman of Connecticut United for Research Excellence, and Director of the Connecticut Business and Industry Associates. He currently serves on the Boards of Genaissance Pharmaceuticals, Inc, BioStratum, Inc. and Rib-X Pharmaceuticals, Inc.

     Peter A. Sears. Mr. Sears has been a director since May 1999. He recently retired as Vice President, Business Investments, SmithKline Beecham Corporation (now GlaxoSmithKline), and President and Founder of S.R. One, Limited, SmithKline's venture capital fund. He was with SmithKline from 1963 and S.R. One, Limited from 1985 to 1999. Since 1997, Mr. Sears has been Adjunct Professor of Management, Johnson School of Management, Cornell University. He currently serves on the Board of Directors of Alere Medical, Inc., Viral Therapeutics, Inc. and Pinnacle Pharmaceuticals, Inc.

     Karen Shoos Lipton. Ms. Lipton was appointed Chief Executive Officer of the American Association of Blood Banks in October 1994. Previously she has held senior positions at the American Red Cross since 1984, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Lipton was a lawyer in private practice. Ms. Lipton currently serves on the Department of Health and Human Services, Advisory Committee on Blood Safety and Availability.


  Executive Officers

     The following persons are executive officers who are not directors of AVANT. Officers are elected annually by the Board of Directors until their successors are duly elected and qualified.




Name of Individual                           Age             Position and Office
------------------                          -----            -------------------
   Avery W. Catlin ......................    53     Senior Vice President, Chief Financial Officer and
                                                    Secretary
   Henry C. Marsh, Jr., Ph.D. ...........    51     Vice President, Research
   Alistair W.E. Wheeler, M.D. ..........    42     Vice President, Medical Affairs

     Avery W. Catlin. Mr. Catlin joined AVANT in January 2000. Prior to joining us, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company.

     Henry C. Marsh, Jr., Ph.D. Dr. Marsh joined AVANT as Senior Scientist in 1986 and has been Vice President, Research since May 1998. Prior to joining us, he was employed as a scientist at Abbott Laboratories of North Chicago and the Research Triangle Institute in North Carolina.

     Alistair W.E. Wheeler, M.D. Dr. Wheeler joined AVANT in July 1999. Previously, Dr. Wheeler was an independent consultant to major pharmaceutical companies and clinical research organizations from 1997 to 1999. From 1994 to 1997, Dr. Wheeler was employed by Astra USA as Director of Clinical Research and Senior Director, Clinical Operations. From 1991 to 1994, Dr. Wheeler was employed by Hoffman-La Roche as Director, Respiratory Medicine. Prior to that, Dr. Wheeler was Clinical Research Physician at Glaxo Group Research.

The Board of Directors and Its Committees

     Board of Directors. AVANT is managed by a seven member Board of Directors, a majority of whom are independent of our management. Our Board of Directors met seven times in 2001. Each of the

Directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees).


     Audit Committee. The Board of Directors has established an Audit Committee consisting of Harry H. Penner, Jr., Peter A. Sears and Karen S. Lipton. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Our Board has adopted an Audit Committee Charter. Each member of the audit committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of Nasdaq. The Audit Committee met five times during 2001.


     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of J. Barrie Ward, Thomas R. Ostermueller and Frederick W. Kyle. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer and, upon her recommendation, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. The Compensation Committee met twice during 2001.


Section 16(a) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AVANT's directors, officers and key employees, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish AVANT with copies of all
Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to such persons were satisfied.


Certain Relationships and Related Transactions


     Mr. Sears, a director since May 1999 and current nominee for director, purchased 50,000 shares of common stock of AVANT at $1.92 per share, having an aggregate value of $96,000, in connection with our private placement of stock in September 1999 and purchased an additional 12,739 shares of common stock of AVANT at $7.85 per share, having an aggregate value of $100,001, in connection with our private placement of stock in July 2000. See "Beneficial Ownership of Common Stock."


                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS


     The following table sets forth the amount of common stock beneficially owned as of March 1, 2002 by the following people:


    o  each director and nominee for director;


    o the Chief Executive Officer and the other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during 2001;


    o  all directors and officers as a group; and


    o each person known by AVANT to hold more than 5% of our outstanding common stock.

                                                                  Amount and
                                                                   Nature of
                                                                  Beneficial           Percentage of
Name and Business Address of Beneficial Owners*                  Ownership(1)         Common Stock(2)
-----------------------------------------------                  ------------         ---------------
Directors and Executive Officers
J. Barrie Ward, Ph.D. ...................................           561,364  (3)            **
Una S. Ryan, Ph.D. ......................................           933,258  (4)            1.5%
Frederick W. Kyle .......................................            41,000  (5)            **
Thomas R. Ostermueller ..................................            62,500  (6)            **
Harry H. Penner, Jr. ....................................            55,000  (7)            **
Peter A. Sears ..........................................            92,739  (8)            **
Karen Shoos Lipton ......................................            10,000  (9)            **
Henry C. Marsh, Jr., Ph. D. .............................           110,239 (10)            **
Avery W. Catlin .........................................           105,000 (11)            **
Alistair W.E. Wheeler, M.D. .............................            39,780 (12)            **

5% Holders
Forstmann-Leff Associates LLC ...........................         3,888,500 (13)            6.4%

All Directors and executive officers as a group .........         2,010,880                 3.2%
(Consisting of 10 persons)


----------
* Unless otherwise indicated, the address is c/o AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham Massachusetts 02494-2725.

**    Less than 1%.

   (1) Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

   (2) Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

   (3) Includes 450,974 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date and 4,616 shares issuable with respect to immediately exercisable warrants.

   (4) Includes 845,345 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. Includes options to purchase 288,218 shares of common stock held by the Una S. Ryan Grantor Retained Annuity Trust. The trust was created in January 25, 2001, for the benefit of Dr. Ryan's children. Dr. Ryan is the trustee of the trust.

   (5) Consists of 36,600 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date and 2,400 shares issuable with respect to immediately exercisable warrants. The business address of Mr. Kyle is 1900 Rittenhouse Square, 15B, Philadelphia, Pennsylvania 19103.

   (6) Includes 60,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Ostermueller is 35 Fallow Field Road, Fairfield, Connecticut 06430.

   (7) Includes 50,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Penner is Nascent BioScience LLC, 35 Northeast Industrial Road, Branford, Connecticut 06405.

   (8) Includes 30,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Sears is 8 Paul Road, St. Davids, Pennsylvania 19087.

       Includes 10,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Ms. Lipton is Association of American Blood Banks, 8101 Glenbrook Road, Bethesda, MD 20814.

   (10)Includes 104,404 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

   (11)Includes 100,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

   (12)Includes 27,500 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

   (13)On February 13, 2002, Forstmann-Leff Associates LLC ("Forstmann-Leff") filed a Schedule 13G with the SEC reporting its beneficial ownership of common stock of AVANT. This Schedule 13G was filed jointly with FLA Advisors L.L.C. ("FLA Advisors"). Each of the two entities reported beneficial ownership as of December 31, 2001 of 3,888,500 shares of common stock consisting of: (i) shared voting power with respect to 3,888,500 shares of common stock; and (ii) shared dispositive power with respect to 3,888,500 shares of common stock. The business address of Forstmann-Leff and FLA Advisors is 590 Madison Avenue, New York, New York 10022.

   (14)Includes 1,714,823 shares of Common Stock issuable upon exercise of options which are vested or will vest within 60 days of the record date and 7,016 shares issuable with respect to immediately exercisable warrants.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Director Compensation


     Directors who are not employees of AVANT are each entitled to receive a retainer fee of $5,000 each fiscal year. Each Board committee Chairman receives an additional retainer fee of $5,000. In addition, each non-employee director is entitled to receive $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of a Board committee. The AVANT 1999 Stock Option and Incentive Plan provides for annual automatic grants to each independent director of an option to purchase 10,000 shares of common stock with vesting after one year, a ten year term, and an exercise price equal to the fair market value of the common stock on the day of grant. As of the record date, the current independent directors had the following stock options outstanding: Frederick W. Kyle--46,600; Thomas R. Ostermueller--70,000; Harry
H. Penner, Jr.--60,000; Peter A. Sears--40,000, and Karen S. Lipton--20,000.


Executive Compensation


     Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the cash compensation paid by AVANT, as well as other compensation paid or accrued for these fiscal years, to the Chief Executive Officer and the other most highly compensated officers whose total compensation for 2001 exceeded $100,000.


                          Summary Compensation Table




                                                   Annual            Long-Term
                                                Compensation     Compensation Awards
                                                ------------     -------------------
                                                                     Securities          All Other
                                               Salary    Bonus   Underlying Options   Compensation(1)
Name and Principal Position            Year     ($)       ($)            (#)                ($)
------------------------------------- ------ --------- -------- -------------------- ----------------
Una S. Ryan, Ph.D. ..................  2001   315,000   37,800         100,000             3,000
 President and Chief                   2000   278,066   55,057         245,000             3,000
 Executive Officer                     1999   269,535   60,000         350,000             2,720

Avery W. Catlin .....................  2001   189,000   15,120          25,000             2,431
 Senior Vice President and Chief       2000   178,615   23,760         200,000             2,166
 Financial Officer                     1999        --       --              --                --

Henry C. Marsh, Jr., Ph.D. ..........  2001   160,036   12,803          10,000             1,900
 Vice President, Research              2000   150,835   19,910          35,000             1,877
                                       1999   146,152   20,000              --             1,679

Alistair W.E. Wheeler, M.D. .........  2001   208,586   17,285          10,000             1,167
 Vice President, Medical Affairs       2000   146,577   20,122          40,000             1,232
                                       1999    53,365       --          50,000               656

----------
(1) Includes AVANT's matching cash contribution to the 401(k) Savings Plan of each named executive officer and premiums paid for life insurance under the Company's nondiscriminatory group plan for each named executive officer.

                      Options Granted in Last Fiscal Year

     The following table sets forth each grant of stock options made during the 2001 fiscal year to each of the executive officers named in the Summary Compensation Table above:







                                                                                            Potential
                                                                                            Realizable
                                                    Individual Grants                    Value at Assumed
                                  -----------------------------------------------------       Annual
                                    Number of     Percent of                                 Rates of
                                   Securities    Total Options    Exercise              Price Appreciation
                                   Underlying     Granted to     Per Share               for Option Term
                                     Options     Employees in      Price     Expiration ------------------
                                   Granted(#)   Fiscal Year(1)   ($/Sh)(2)      Date      5%($)    10%($)
                                  ------------ ---------------- ----------- ----------- --------- --------
Una S. Ryan, Ph.D. ..............   100,000           20%           2.9900  11/08/11     188,039  476,529
Avery W. Catlin .................    25,000            5%           2.9900  11/08/11      47,010  119,132
Henry C. Marsh, Jr., Ph.D. ......    10,000            2%           2.9900  11/08/11      18,804   47,653
Alistair W.E. Wheeler, M.D. .....    10,000            2%           2.9900  11/08/11      18,804   47,653

----------
(1) During 2001, a total of 499,000 options were granted to employees of AVANT. The percentages were calculated as if those options granted in 2001, which were subsequently canceled, remained outstanding as of the end of 2001. For a description of each option grant, see "Report of the Compensation Committee."

(2) Equal to the average of the high and low market prices of the common stock on the grant date.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                     Values

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares of common stock acquired and the value realized in each exercise of stock options during the 2001 fiscal year and the fiscal year end number and value of unexercised options:




                                                              Number of Securities          Value of Unexercised
                                      Shares                 Underlying Unexercised         In-the-Money Options
                                     Acquired     Value   Options at Fiscal Year End(#)   at Fiscal Year End(1)($)
                                   on Exercise   Realized ----------------------------- ----------------------------
Name                                   (#)         ($)     Exercisable   Unexercisable   Exercisable   Unexercisable
--------------------------------- ------------- --------- ------------- --------------- ------------- --------------
Una S. Ryan, Ph.D. ..............        --          --      691,595        483,750        863,852       524,054
Avery W. Catlin .................        --          --       50,000        175,000         86,400       284,700
Henry C. Marsh, Jr., Ph.D. ......     4,000      21,840       92,154         46,000        135,654        27,363
Alistair W.E. Wheeler, M.D. .....     1,500       5,769       22,500         65,000          9,948        15,505

----------
(1) Based on the $4.010 per share closing price of AVANT's common stock on December 31, 2001.


Employment Contracts, Termination of Employment and Change-of-Control
                                  Arrangements

     Dr. Ryan entered into an agreement with AVANT on August 20, 1998 providing for an annual base salary of at least $259,584 and under which, in the event that she terminates her employment for good reason (as defined in the agreement) within one year of a change in control (as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan) or she is terminated by AVANT other than for cause (as defined by the agreement), she is eligible for a lump sum payment of one year's salary, at the rate then in effect, and continuation of health insurance benefits for a period of up to twelve (12) months.

     Mr. Catlin has an agreement with AVANT under which he is eligible for a severance payment of six month's base salary, continuation of health insurance benefits and 100% vesting of all stock option grants in the event of his termination following a change-of-control, as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan.

                      REPORT OF THE COMPENSATION COMMITTEE


     The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, is responsible for establishing and administering the policies governing the compensation of AVANT's employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of AVANT's strategic corporate goals, and participation in our stock option program. The bonus awards and stock option grants are made in accordance with the AVANT Performance Plan and 1999 Stock Option and Incentive Plan. The Compensation Committee is also responsible for the administration of our 1994 Employee Stock Purchase Plan, in which employees participate on a voluntary basis.


     In order to both attract and retain experienced and qualified executives to manage AVANT, the Compensation Committee's policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional compensation upon achievement of goals under the Performance Plan and through the appreciation of stock-based incentive awards. This policy is designed to have a significant portion of each executive's total compensation be tied to AVANT's progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive's interest with those of our stockholders through equity incentive compensation.


     Each executive officer (except the Chief Executive Officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the Chief Executive Officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. The recommended salary increases are based on the average salary increases expected in the biotechnology industry in the Boston, Massachusetts area, with the salaries in 2001 either at or slightly above the average of the salaries paid to persons in comparable positions using an independently prepared 2001 employee compensation survey of approximately 400 biotechnology companies.


     The bonus award is based on achievement of AVANT's strategic goals which are set at the beginning of each fiscal year and measured against performance at the end of the year by AVANT in accordance with the Performance Plan. For 2001 two sets of goals were applicable to all employees, including the executive officers: (i) overall corporate goals and (ii) goals applicable to the therapeutic programs. Both sets of goals were allocated between specific product and financial performance targets. The Compensation Committee determined that, based on AVANT's performance compared to the stated goals, 40% of the eligible cash payout would be made under the Performance Plan for 2001. In 2001, the stock option awards for the executive officers other than the Chief Executive Officer consisted of grants made in conjunction with a review of the executives' performance during the year. The Compensation Committee believes the number of underlying shares are consistent with the stock option grant practices of other companies in the biotechnology industry.


     Dr. Una Ryan, our President and Chief Executive Officer, received a salary increase of 13% in 2001. Dr. Ryan's current base salary, which reflects the salary increase, is within the range of base salaries paid to other Chief Executive Officers in similar sized, publicly traded companies in the biotechnology industry, based on the previously referenced 2001 employee compensation survey. As discussed above, the Compensation Committee determined that Dr. Ryan had met certain milestones in 2001 and that a cash payout of $37,800 would be made to Dr. Ryan under the Performance Plan for 2001.


     On November 8, 2001, Drs. Ryan, Marsh and Wheeler and Mr. Catlin were granted options to purchase 100,000 shares, 10,000 shares, 10,000 shares and 25,000 shares, respectively, of AVANT common stock at an exercise price of $2.99. These options vest over four years and have a ten-year term.



                                              COMPENSATION COMMITTEE


                                              Thomas R. Ostermueller, Chairman
                                              Frederick W. Kyle
                                              J. Barrie Ward

Compensation Committee Interlocks and Insider Participation


     The Compensation Committee of the Board of Directors was composed of three non-employee directors during the year, Messrs. Thomas Ostermueller, Frederick
W. Kyle and J. Barrie Ward. None of these Compensation Committee members has been an officer or employee of AVANT. Dr. Ward was formerly an employee of AVANT and presently serves as a consultant for the Company. Dr. Ward does not participate in actions or discussions with respect to his own compensation. No Compensation Committee interlocks between AVANT and another entity exist.




                         REPORT OF THE AUDIT COMMITTEE


     The undersigned members of the Audit Committee of the Board of Directors of AVANT submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2001 as follows:


   1. The Audit Committee has reviewed and discussed with management the audited financial statements for AVANT for the fiscal year ended December 31, 2001.


   2. The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.


   3. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors, the auditors' independence from management and AVANT including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.


     In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in AVANT's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.



                                              AUDIT COMMITTEE


                                              Harry H. Penner, Jr., Chairman
                                              Peter A. Sears
                                              Karen S. Lipton

                            INDEPENDENT ACCOUNTANTS


     On February 10, 1994, our Board of Directors approved the engagement of PricewaterhouseCoopers, LLP as its independent accountants. We expect that a representative from PricewaterhouseCoopers, LLP will be present at the annual meeting to make a statement if he or she desires to do so and to respond to appropriate questions.


Audit Fees


     Fees for the fiscal year 2001 audit and the review of Forms 10-Q during fiscal 2001 are $68,500, of which an aggregate amount of $33,500 has been billed through December 31, 2001.


Financial Information Systems Design and Implementation Fees


     PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.


All Other Fees


     Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2001 are $80,800 and represent the following accounting-related services: $18,200 for audit fees associated with benefit plans, $40,100 for merger and acquisition services and $22,500 for tax services.

                            STOCK PERFORMANCE GRAPH


     The graph below represents a comparison of the cumulative shareholder return on the common stock for AVANT's last five fiscal years, including the fiscal year ended December 31, 2001, with the cumulative total stockholder return of the Nasdaq Stock Market (U.S.) Index and Nasdaq Pharmaceutical Stock Index (which is made up of companies quoted on the Nasdaq National Market whose Primary Industrial Classification Code is 283, Pharmaceutical Companies). The graph assumes an investment of $100 made on December 31, 1996 in AVANT's common stock and in the two indexes.


[GRAPHIC OMITTED]




                                                12/31/96     12/31/97     12/31/98     12/31/99     12/29/00     12/31/01
                                               ----------   ----------   ----------   ----------   ----------   ---------
AVANT Immunotherapeutics, Inc. .............      $100         $150         $108         $152         $423         $247
Nasdaq Stock Market (U.S.) Index ...........      $100         $122         $173         $321         $198         $153
Nasdaq Pharmaceutical Stock Index ..........      $100         $103         $131         $247         $308         $262

                                 OTHER MATTERS


Expenses of Solicitation


     The expense of preparing, printing and mailing the notice of annual meeting of stockholders and proxy material, and all other expenses of soliciting proxies will be borne by AVANT. We have retained ADP Financial Services, Inc. as agent for soliciting proxies. Officers or other employees of AVANT may, without additional compensation therefor, solicit proxies in person, by telephone, facsimile, mail or the Internet. We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.


Stockholder Proposals for 2003 Annual Meeting


     Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in AVANT's proxy statement and form of proxy for our 2003 annual meeting must be received by AVANT on or before December 2, 2002 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.:
Secretary.


     Shareholder proposals to be presented at AVANT's 2003 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, MA 02494-2725 not earlier than January 8, 2003 nor later than February 21, 2003 unless our 2003 annual meeting of stockholders is scheduled to take place before April 7, 2003 or after July 8, 2003. Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by AVANT at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder's notice shall be timely if received by AVANT at our principal executive office not later than the close of business on the later of
(1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by AVANT. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.:
Secretary.

--------------------------------------------------------------------------------

================================================================================

                         AVANT IMMUNOTHERAPEUTICS, INC.

               Proxy Solicited by the Board of Directors for the

                         Annual Meeting of Stockholders

                                 on May 8, 2002


The undersigned hereby appoints J. Barrie Ward and Una S. Ryan, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock held of record by the undersigned on March 15, 2002, at the Annual Meeting of Stockholders (the Meeting) to be held at 2:00 p.m. on May 8, 2002 at the Company's offices located at 119 Fourth Avenue, Needham, Massachusetts 02494, or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of the nominees for director and FOR the amendment to the Company's 1999 Stock Option and Incentive Plan and, in their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. Any stockholders wishing to vote in accordance with the Board of Directors recommendations need only sign and date this proxy and return it in the postage-paid envelope provided.

The undersigned hereby acknowledges(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2001 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed.

ADDRESS CHANGE/COMMENTS:
                        -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you noted address changes/comments above, please mark the corresponding box on the reverse side.)

                  PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

================================================================================

AVANT IMMUNOTHERAPEUTICS, INC.
119 FOURTH AVENUE
NEEDHAM, MASSACHUSETTS, 02494


VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.


VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.


VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Avant Immunotherapeutics, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       AVANT1         KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.               DETACH AND RETURN THIS PORTION ONLY
===========================================================================================================================

AVANT IMMUNOTHERAPEUTICS, INC.

  1. Election of Directors.
                                                                                        For   Withhold   For All
     Nominees: (01) J. Barrie Ward, (02) Una S. Ryan, (03) Frederick W. Kyle,           All      All      Except
     (04) Thomas R. Ostermueller, (05) Harry H. Penner, Jr., (06) Peter A. Sears        [ ]      [ ]        [ ]
     and (07) Karen Shoos Lipton

  (As noted as Proposal #2 on the proxy statement)

  To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


             ---------------------------------------------------------------------------------

  VOTE ON PROPOSAL
                                                                                                         For  Against  Abstain
  2. Amendment to 1999 Stock Option and Incentive Plan.

     A proposal to approve an amendment to the Company's 1999 Stock Option and Incentive Plan            [ ]     [ ]     [ ]

  (As noted as Proposal #1 on the proxy statement)


          Mark box at right if an address change or comment
          has been noted on the reverse side of this card.        [ ]

  Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

  Please be sure to sign and date this Proxy.

  ------------------------------------ -----------               ------------------------------------- ----------


  ------------------------------------ -----------               ------------------------------------- ----------
  Signature [PLEASE SIGN WITHIN BOX]    Date                     Signature (Joint Owners)               Date


===========================================================================================================================